NASDAQ: **BBCP**

CONCRETE PUMPING HOLDINGS


BRUNDAGE-BONE CONCRETE PUMPING
CAUTION
DANGER

INVESTOR PRESENTATION | September 2020

Disclaimer

Forward-Looking Statements

This investor presentation ("Investor Presentation") includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The actual results of Concrete Pumping Holdings Inc. (the "Company" or "CPH") may differ from the Company's expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impacts of the COVID-19 pandemic and related economic conditions on the Company; the outcome of any legal proceedings or demand letters that may be instituted against or sent to the Company; the ability to recognize the anticipated benefits of the Capital Pumping, LP ("Capital") acquisition, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the Capital acquisition; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Historical and Projected Financial Information

Annual financial information of the Company is based on its fiscal year end of October 31. This Investor Presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including but not limited to Adjusted EBITDA and Net debt. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income taxes, depreciation and amortization, transaction expenses, loss on debt extinguishment, stock-based compensation, other income, net, and other adjustments. Adjusted EBITDA Pro Forma for Acquisitions is Adjusted EBITDA after giving pro forma effect to certain acquisitions as if such acquisitions had occurred on the first day of the period presented. Net debt reflects all principal amounts outstanding under debt agreements less cash. These measures should not be used as substitutes for their most comparable measures calculated in accordance with GAAP. See the reconciliations of Non-GAAP measures on slides 29-31. The Company believes that the Adjusted EBITDA non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company financial condition and results of operations. The Company's management uses Adjusted EBITDA to compare performance to that of prior periods for trend analyses and for budgeting and planning purposes. The Company believes the Net debt non-GAAP measure provides useful information to management and investors in order to monitor the Company's leverage and evaluate the Company's consolidated balance sheet. You should not rely on any single financial measure to evaluate the Company's business. Other companies may calculate Adjusted EBITDA differently, and therefore it may not be directly comparable to similarly titled measures of other companies.

A reconciliation of non-GAAP forward looking information to their corresponding GAAP measures has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and cannot be predicted without unreasonable efforts.

Who We Are

- We are the largest[1] U.S. & U.K. concrete pumping service provider with a high-growth concrete waste management service (Eco-Pan)
- We are a specialty service provider
  - Experienced professionals operate a fleet of highly technical equipment
  - Our clients are construction companies; we invoice daily and have strong pipeline visibility
  - Outstanding service levels are paramount to our value proposition
- We DO NOT:
  - Take possession of concrete
  - Accept liability for the concrete we place
  - Accept construction risk
  - Rent our equipment to customers
  - Use percentage of completion accounting



[1] Management estimates.

Business Overview

Concrete Pumping

- Largest concrete pumping service provider in the U.S. with ~13% market share (Brundage-Bone + Capital) & the U.K.[1] with ~34% market share (Camfaud) [1]
- Optimize utilization through broad geographic footprint & comprehensive suite of equipment

Concrete Waste Management

- Leading concrete waste management service provider in the U.S.; emerging presence in U.K.
- Simple, fully-compliant & cost-effective solution for handling concrete washout

Key Highlights

~$310 Million FY19 Revenue Pro Forma for Acquisitions[2]	**~$109 Million** FY19 Adjusted EBITDA Pro Forma for Acquisitions[3]
Market Leader In Every Region Served	**ZERO** Bonding / Surety Requirements

Our Equipment

Truck-Mounted Boom Pumps



Stationary Concrete Pumps



Placing Booms



Telebelts



Eco-Pan Trucks



Concrete Washout Pans



[1] Management's estimates.
[2] Represents CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019. Source: Company's 2019 10-K, Note 4 (Business Combinations) to the Consolidated Financial Statements.
[3] Represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019. Source: Company's 2019 10-K Adjusted EBITDA of $85.9M plus Capital pro forma EBITDA of $23.1M from 11/1/2018 – 5/15/2019.

Why Invest in CPH?

☑ Largest player[1] in a growing industry (~13% U.S. share, ~34% U.K. share)

- Scale provides competitive advantages in serving customers, purchasing & fleet utilization
- Pumping continues to gain share from traditional methods

☑ Strong financial profile & unit economics

- Attractive EBITDA & free cash flow margins relative to specialty rental peers
- Equipment purchases are immediately tax deductible; current NOL balance of ~$59 million
- Strong 25% & 54% unlevered return on concrete pumping & concrete waste management capital expenditures, respectively

☑ Eco-Pan is a "category killer" with strong secular tailwinds

- Every concrete placement & concrete pumping job requires a washout service
- We offer a differentiated level of service and are the only player with a multi-region footprint
- Eco-Pan can be cross-sold to every concrete pumping customer

☑ Proven acquisition platform & industry consolidator

- Tuck-ins structured as asset purchases (immediately tax deductible) at attractive valuations
- Recent Capital acquisition has been transformative, exceeding expectations

☑ Experienced team with aligned incentives

- CPH employees own 12% of the company[2]

[1]Management estimates.
[2]See slide 32 in the appendix for a detailed analysis of shares & other equivalents outstanding.

Industry-Leading Team Highly Aligned with Shareholders

- **Company employees own 12%[1]**
  - CEO with ~40-year industry tenure owns 3%
- **CPH backed by private equity firm Argand Partners who owns 27%**
  - First invested in late 2018 at $10.20/share
  - Further investment to support Capital Pumping transaction
- **6.6M share management incentive plan[2]**
  - ~80% is performance-vested
  - ~20% is time-vested



BRUCE YOUNG - Chief Executive Officer

- CEO since 2008, CEO of Eco-Pan since 1999
- Senior VP of Operations, Brundage-Bone: 2001 – 2008
- **~40 years of industry experience**



IAIN HUMPHRIES - Chief Financial Officer

- CFO since 2016
- CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016
- **20+ years of international financial & managerial experience**

[1] See slide 32 in the appendix for a detailed analysis of shares & other equivalents outstanding.
[2] 0.9 million are in the form of options.

Strong Track Record of Growth

Revenue


($ in millions)
$172
$211
$243
$283
~$310
FY2016
FY2017
FY2018
FY2019
FY2019PF[1]

Adjusted EBITDA[3]


($ in millions)
EBITDA Margin (%)
$60
$68
$79
$95
$109
35%
32%
33%
34%
35%
FY2016
FY2017
FY2018
FY2019
FY2019PF[2]

Net Capital Expenditures ("Capex")


($ in millions)
% of Revenue
$22
$23
$28
$33
13%
11%
12%
12%
FY2016
FY2017
FY2018
FY2019

Adjusted EBITDA Less Net Capex & Cash Conversion


($ in millions)
Adj. EBITDA Cash Conversion[4]
$37
$46
$50
$62
62%
68%
63%
66%
FY2016
FY2017
FY2018
FY2019

Note: CPH has an October 31st fiscal year end. Figures may not sum due to rounding.
[1] Represents CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.
[2] Represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.
[3] Adjusted EBITDA is a non-GAAP financial measure. See slide 31 for a reconciliation of Adjusted EBITDA to net income. EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue for the period presented.
[4] Adjusted EBITDA cash conversion is calculated by dividing Adjusted EBITDA less capex by Adjusted EBITDA for the period presented.

Why Clients Choose CPH

CONCRETE PUMPING HOLDINGS

Concrete Placement is Highly Critical & Time Sensitive

Need for Faster, Safer & Higher Quality Service

Advantages of concrete pumping

~90 mins

Time before ready-mix concrete perishes

~10%

Ready-mix concrete costs (as % of overall project costs)

~1-2%

Concrete pumping costs (as % of overall project costs)

CPH Competitive Advantages

Technical Expertise

- 30+ years of successful operating history
- Experienced and knowledgeable operators

Availability

- More pumps and skilled operators than competitors

Reliability

- Track record of quality and on-time completion

Wide Range Of Equipment

- ~800 boom pumps ranging from 17 to 65 meters
- ~345 stationary pumps, placing booms, telebelts, etc.

Unrivaled Geographic Footprint in Two Countries

#1 Player[1] in Each Region Served for All Business Segments

	U.S. Concrete Pumping	U.K. Concrete Pumping	Eco-Pan	Corporate Headquarters
Legend:	(orange circle)	(yellow circle)	(green circle)	★
# of Locations:	~90	~30	17	
# of Equipment Units:	~750	~370	79[2]	

U.S. Footprint



U.K. Footprint



Note: Thornton, CO (near Denver) is the HQ for CPH, Epping, England (near London) is the main corporate office in the U.K. First Eco-Pan location in the U.K. opened in Q3 FY 2019. Location data as of July 2020.
[1]Management estimates.
[2]Represents truck count.

Industry Leader in a Growing Sector

~7x Larger Than Nearest Competitor in U.S., ~10x in U.K.[1]


U.S. Concrete Pumping Industry Market Share[1]
(% of Concrete Pumping Spend)
Next Top 2-20
19%
13%
BRUNDAGE-BONE CONCRETE PUMPING
CAPITAL
Concrete Pumping
~$1.75B
Industry size
All Others
68%


U.K. Concrete Pumping Industry Market Share[1]
(% of Concrete Pumping Spend)
Camfaud
34%
~$140M
Industry size
All Others
66%

[1] Management estimates.

Diversified Regional & End Market Exposure

CONCRETE PUMPING HOLDINGS

End Market Exposure[1]

Infrastructure
(publicly funded)

- Education
- Roads & bridges
- Utilities



15%
27%
58%

Commercial

- Distribution centers
- Energy
- Healthcare
- High rise
- Hospitality & entertainment
- Mixed use retail
- Office buildings
- Retail
- Sitework & landscaping
- Sports (arenas)
- Technology (data centers)
- Warehouse

Residential

- Homes (foundations)
- Multi-family
- Sitework & landscaping

U.S. Regional & U.K. Exposure[2]



16%
30%
13%
11%
13%
17%
U.S. South
U.S. West
U.S. Central
U.S. Southeast
U.S. Mountain
U.K.

[1] Based on CPH's U.S. Concrete Pumping segment FY 2019 revenue (excl. the pre-acquisition results of Capital sales data).
[2] Analysis is based on CPH's FY 2019 revenue pro forma of acquisitions.

Favorable Business Conditions



U.S. Concrete Production[1]
(Millions of cubic yards)
396 406 390 404 432 458 457 415 352 259 257 266 290 300 325 336 343 351 359 371
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19



Strong U.S. Construction Spending Across End-Markets[2]
(Millions)
Public Construction
$304 $328 $329 $331
'18 '19 '20E '21E
Private Non-Residential Construction
$465 $486 $488 $490
'18 '19 '20E '21E
Residential Construction
$564 $551 $553 $555
'18 '19 '20E '21E



U.S. Housing Starts[3]
(Thousands)
1,107 1,178 1,209 1,248 1,295 1,496
2015A 2016A 2017A 2018A 2019A 2020E

[1] NRMCA (National Ready Mixed Concrete Association), March 2020.
[2] Census.gov – annual construction spending, 2008-2019. 2020-2021E derived from tradingeconomics.com as of August 2020.
[3] www.HousingEconomics.com; Housing & Interest Rate Forecast, 07/14/2020.

Advantages of Our Scale

CONCRETE PUMPING HOLDINGS

Purchasing benefits
for fuel, OEM capex purchases & parts

Breadth of services
to service large, more complex jobs

Trained operators
with a leading track record of safety

Fleet availability
to match customer demand & requirements

Higher utilization
leads to higher revenue per equipment

In our industry, we compete based upon level of customer service, fleet availability and equipment breadth…

…Our unique strengths in these areas lead to premium margin levels.

Strong Unit Economics

We aim to generate excellent returns on our capital expenditures

Concrete Pumping Unit Economics



BRUNDAGE-BONE
Camfaud
CAPITAL

~25%
Unlevered ROI

~4-5 Years Payback Period vs. **~20 Years** Useful Life of Assets

Eco-Pan Unit Economics



ECO-PAN

~54%
Unlevered ROI

~1.9 Years Payback Period vs. **~20 Years** Useful Life of Assets

Note: Unit economics and return profile reflect historical results and may not be indicative of future returns.

Disciplined Approach to Fleet Management

- We own our entire fleet (no leasing)
- Employ qualified mechanics to ensure fleet is well maintained
- Leverage scale and fleet mobility to achieve target utilization level of ~85%
- Scale allows us to purchase equipment and parts directly from suppliers to OEMs at a discount to peers
- Equipment lasts ~20 years because we frequently replace all wear parts, repairs are expensed as incurred

CPH Fleet Overview

(Pump lengths in meters; avg. age and useful life in years)

Equipment Type	Fleet Count	Average Age	Expected Useful Life
Up to 33m	255	10.0	20
34m to 43m	321	10.4	20
44m to 51m	108	6.8	18
52m+	96	3.7	12
Total Booms	**780**	**8.8**	**19**
Stationary / Other	**249**	**7.1**	**20**
Placing Booms	**71**	**10.6**	**25**
Telebelts	**19**	**6.8**	**15**
Grand Total	**1,119**	**8.8**	**19**
Eco-Pan	**80**	**7.0**	**20**

[1] Fleet profile as of July 31, 2020, includes Capital Pumping acquisition.

Disruptive Concrete Waste Management Solution

CONCRETE PUMPING HOLDINGS

Eco-Pan U.S. Market Opportunity


$850m+[1]
Total US Market Opportunity

Large Market for Continued Penetration

ECO-PAN

$30M
10% of FY19 Revenue (Current Penetration of ~3%)

Washout Method Alternatives



Key Factors for Increased Penetration of Eco-Pan

- ✓ Leverage our concrete pumping footprint
- ✓ Environmental protection & violation avoidance
- ✓ Convenience/reduced labor for customers
- ✓ Every concrete placement requires a washout service

How We Execute

- ✓ Drive increasing route density
- ✓ Invest in highest-quality pans & service
- ✓ Cross-sell to concrete pumping customers
- ✓ 17 locations today, with additional markets targeted

[1] Management estimates.

Proven M&A Platform

The Recent Capital Transaction Has Been Transformative

- **Acquirer of Choice:** Completed 45+ acquisitions since 1983 (avg. estimated acquisition Adjusted EBITDA multiples[1] <4.5x)
- **Benefits of Scale:** Track record of increasing Adjusted EBITDA margins of target within first few years through utilization increases, price optimization, capex and fuel purchasing discounts, and operating expense synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Compelling Tax Benefits Available:** Transactions typically structured for 100% cost expensing for tax purposes
- **Strong Acquisition Pipeline:** ~$100M of additional Adjusted EBITDA identified

Acquisitions Since 2015

Company Name	Locations	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple[1]
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Camfaud	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x
Atlas	ID	$3.8	NA
Capital	TX	$129.2	5.3x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
[1] Estimated acquisition Adjusted EBITDA multiples are before synergies.

Q3 2020 Financial Performance

Segmented Revenue[1]


($ in millions)
$78.7
$8.0
$12.5
$58.4
$77.1
$9.4
$9.2
$58.6
Q3-19
Q3-20
U.S. Concrete Waste Management
U.K. Operations
U.S. Pumping

Segmented Adjusted EBITDA[2,3]


($ in millions)
$30.6
$3.6
$4.3
$22.0
$30.0
$4.8
$3.4
$21.2
Q3-19
Q3-20
U.S. Concrete Waste Management
U.K. Operations
U.S. Pumping

U.S. Concrete Pumping Commentary

- Slight revenue increase to $58.6M driven by:
  - Broad end-market strength & organic growth in most markets
- Revenue partially offset by retail & hospitality projects experiencing COVID-related delays
- Continue to expect near-term year-over-year revenue growth

U.S. Concrete Waste Management Commentary

- 18% revenue growth
- Robust improvements in most markets & higher utilization of assets
- Price per pickup growing year-over-year
- Launched "roll-off" services in several locations
- 34% adjusted EBITDA growth

U.K. Operations

- Revenue declined to $9.2M
  - Largely attributable to COVID-19 & market shutdowns
- Pace of recovery has turned out to be slower than in the U.S. Now expect this market will continue to recover into fiscal 2021.
- Focused on proactive measures to rationalize expenses & manage cash flow to keep this market well positioned in the recovery.

Note: CPH has an October 31st fiscal year end.
1 Segments exclude corporate and intersegment adjustments of $(0.2)M and $(0.1)M in Q3-19 and Q3-20, respectively.
2 Refer to slide 30 for a reconciliation of Adjusted EBITDA to net income.
3 Segments exclude $0.6M in corporate Adjusted EBITDA in both Q3-19 and Q3-20.

U.S. Concrete Waste Management Continuing Momentum

- Fiscal Q3 saw continued growth due to:
  - Improvements in majority of markets
  - Higher utilization
  - New leadership
  - Price-per-pickup growing year-over-year
  - Avg. pans in the field (leading indicator for future pickups) are at very robust levels
    - Up 11% year-over-year


Eco-Pan Q3 Revenue
$8.0
$9.4
+18% Growth
Q3-19
Q3-20


Pans in the Field (YoY Growth)
4600
4400
4200
4000
3800
3600
3400
3200
3000
2800
2600
+11% Growth
Q3-19
Q3-20

Financial Flexibility & Strong Liquidity

✓ **Favorable Cash Flow Characteristics**

- Healthy operational cash flow
- Specialized, technical construction service drives strong margins
- 34.4% Adj. EBITDA margin[1] in first nine months of FY20, well above specialty rental peer group
- Daily invoicing & light working capital business model

✓ **Enhanced Liquidity Position as of July 31, 2020**

- ~$43.5M of total available liquidity between cash on balance sheet & availability on ABL Revolver
- Net debt[1] of ~$395M
- Delivered a 32% improvement in liquidity, $17.5M reduction in net debt

✓ **No Maturities Until Dec 2023**

- ABL Revolver: 5 years (matures Dec 2023)
- Term Loan Facility: 7 years (matures Dec 2025)

✓ **Covenant Light**

- No financial covenants on Term Loan
- ABL revolver has springing 1:1 fixed charge ratio based on total excess availability – Company believes it has significant headroom

[1] See appendix for a reconciliation of this non-GAAP measure.

Key Valuation Information

CONCRETE PUMPING HOLDINGS

Trading Data @ (9/4/20)

Stock Price
$4.42

$1.82/$6.10
52 WEEK LOW/HIGH

102,516
AVG. DAILY VOL. (3 MO.)

57M
FULLY DILUTED IN-THE-MONEY SHARES AND EQUIVALENTS[1]

~35M
FREELY TRADEABLE PUBLIC SHARES

Capital Structure

Enterprise Value[2]
$647M

$252M
EQUITY VALUE[2]

$395M
NET DEBT

Financial Overview

FY19 Pro Forma Adj. EBITDA[3]
$109M

~$310M
FY2019 PRO FORMA REVENUE[4]

35%
FY2019 PRO FORMA ADJ. EBITDA MARGIN[5]

Valuation Measures

EV/FY19 Pro Forma Adj. EBITDA
6.0x

41%
EV/FY19 PRO FORMA ADJ. EBITDA DISCOUNT TO SPECIALTY RENTAL PEERS[6]

8.5x
EV/(FY19 PRO FORMA ADJ. EBITDA – NET CAPEX)

45%
EV/(FY19 PRO FORMA ADJ. EBITDA – NET CAPEX) DISCOUNT TO SPECIALTY RENTAL PEERS[6]

Note: CPH has an October 31st fiscal year end.
[1] Refer to slide 32 for a reconciliation. Calculated as "Outstanding Shares" of 58.2 million plus "Shares Underlying Convertible Securities" of 4.0 million less Performance Based shares and equivalents under the Management Incentive Plan of 5.3 million.
[2] CPH's equity value calculated as the total number of fully diluted in-the-money shares and equivalents multiplied by the current share price of $4.42 per share. CPH's enterprise value calculated as equity value plus net debt of $395 million.
[3] Represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.
[4] Represents CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.
[5] Represents CPH's FY 2019 PF Adjusted EBITDA divided by CPH's FY 2019 PF revenue.
[6] Refer to slide 22 for a reconciliation of these calculations. Specialty Rental peers include AMERCO, McGrath and WillScot Mobile Mini.

Attractive Financial Profile & Valuation Versus Peers

EV / FY 2019 Adjusted EBITDA

Discount *vs. Specialty Rental Peers (%): (41%)*
Discount *vs. Specialty Waste Peers (%): (54%)*



6.0x
10.1x
13.0x
CONCRETE PUMPING HOLDINGS (1)
Average Specialty Rental Peers (3)
Average Specialty Waste Peers (4)

EV / (FY 2019 Adjusted EBITDA – Net Capex)

Discount *vs. Specialty Rental Peers (%): (45%)*
Discount *vs. Specialty Waste Peers (%): (58%)*



8.5x
15.6x
20.1x
CONCRETE PUMPING HOLDINGS (2)
Average Specialty Rental Peers (3)
Average Specialty Waste Peers (4)

2019 Adjusted EBITDA Margin[6]

Premium *vs. Specialty Rental Peers (bps): ~50 bps*
Premium *vs. Specialty Waste Peers (bps): ~1,400 bps*



35%
35%
21%
CONCRETE PUMPING HOLDINGS (5)
Average Specialty Rental Peers (3)
Average Specialty Waste Peers (4)

Note: CPH's equity value calculated as 57.0 million shares (represented by "Outstanding Shares" of 58.2 million plus "Shares Underlying Convertible Securities" of 4.0 million less Performance Based shares and equivalents under the Management Incentive Plan of 5.5 million) multiplied by the current share price of $4.42 per share (see slide 32 for a reconciliation of the share count). CPH's enterprise value calculated as equity value plus net debt of $395 million. Public market data as of September 4, 2020. Comparable company figures are adjusted for fiscal year ending in October.

[1] Calculated as CPH's enterprise value divided CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

[2] Calculated as CPH's enterprise value divided by CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019 less CPH's FY 2019 Capex.

[3] Specialty Rental peers include AMERCO, McGrath, and WillScot Mobile Mini.

[4] Specialty Waste peers include Clean Harbors, Covanta, Ecolab, Stericycle, U.S. Ecology, and Waste Management.

[5] Calculated as CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019 divided by CPH's FY 2019 revenue plus Capital's pre-closing revenue from November 1, 2018 through mid-May 2019.

[6] EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue for the period presented.


CONCRETE
PUMPING
HOLDINGS

Appendix

Company Evolution

CONCRETE PUMPING HOLDINGS

Over the past 35 years, CPH has established a market-leading position and developed a strong platform for continued robust growth

Early Company History *(1983 – 2008)*

- **1983-84:** Founded in Denver; expansion into Dallas
- **1986-95:** Expansion into Seattle, Salt Lake City and Portland; becomes the largest concrete pumping company in the US
- **1999-03:** Expansion into Kansas, Missouri, Arizona, Arkansas, Oklahoma, Idaho, California
- **1999:** Eco-Pan founded by Brundage-Bone management
- **2003:** Bruce Young promoted to National Operations Manager
- **2004:** First concrete pumping company to generate $100 million of revenue
- **2005-06:** Expansion into Houston and Austin
- **2008:** Bruce Young named CEO

Streamlining the Platform *(2009 – 2014)*

- **2009:** Expansion into Southeast
- **2009-14:** Focus on optimizing operations, fleet management and job pricing and costing; acquired by Peninsula Pacific
- **2014:** Eco-Pan officially acquired

Robust Platform of Scale *(2015 – 2020)*

- **2016:** Iain Humphries hired as CFO
- **2016:** Expansion into the U.K with four acquisitions including Camfaud; Tony Faud joins the company
- **2018:** Became a public co. through a SPAC transaction with Industrea Acquisition Corp.; acquires O'Brien Concrete Pumping
- **2019:** Transformative acquisition of Capital Pumping, the leading provider in Texas

Select Projects


Commercial build project *(Portland, OR)*


EcoPan *(Portland, OR)*


Hinkley Point *(UK)*


Rainier Square Project *(Seattle, WA)*


Bridge Project *(Corpus Christi, TX)*

Quarterly Financial Performance

Significant Increase in Cash Flow with Capital Pumping Acquisition

Revenue


($ in millions)
$46 $53 $58 $74
$51 $56 $62 $74
$55 $66 $79 $77
$60 $68 $84
Q1 Q2 Q3 Q4
2017 2018 2019 2020

Adjusted EBITDA[1]


($ in millions)
$14 $16 $17 $24
$16 $18 $18 $24
$18 $22 $31 $30
$20 $22 $30
Q1 Q2 Q3 Q4
2017 2018 2019 2020

Net Capex


($ in millions)
$4 $7 $11 $20 2
$3 $1 $13 $4
$1 $11 $4 $6
$14 $9 $5
Q1 Q2 Q3 Q4
2017 2018 2019 2020

Adjusted EBITDA Less Net Capex


($ in millions)
$9 $9 $6 $4
$13 $17 $5 $20
$18 $11 $27 $24
$6 $13 $25
Q1 Q2 Q3 Q4
2017 2018 2019 2020

[1] Adjusted EBITDA is a non-GAAP financial measure. See slide 29 & 30 for a reconciliation of Adjusted EBITDA to net income.
[2] Slightly elevated net capex compared to historical trends in order to accept early delivery of equipment, preparing for busy season & successful project execution.

Business Seasonality

- **Typically ~55% of revenue is in the second half of the fiscal year, May through October**
- Less concrete is placed in the colder and wetter winter months, leading to greater business activity in the second half of the fiscal year
- While CPH is a highly variable cost business, margins improve slightly in the back half of the year due to greater fleet utilization and leveraging fixed SG&A spend
- CPH's geographical footprint mitigates seasonality as it does not operate in the North, Northeast and upper Midwest
- Most equipment CPH purchases are delivered in the first half of the fiscal year to maximize fleet up-time in busiest seasons



Percent of Revenue by Quarter
28%
26%
24%
22%
28%
27%
23%
22%
28%
26%
24%
22%
FY2017
FY2018
FY2019 1
Q1: Nov-Jan
Q2: Feb-Apr
Q3: May-Jul
Q4: Aug-Oct

Note: CPH has an October 31st fiscal year end.
[1]2019 figures calculated on a proforma basis.

Revenue Growth by Segment


Strong Historical Revenue Growth
($ in millions)
U.S. Concrete Pumping
U.K. Operations
U.S. Concrete Waste Management Services
2012-2019 CAGR: 17%
$91.8
$91.8
$110.3
$110.3
$135.1
$13.0
$122.1
$147.4
$15.4
$132.0
$172.4
$18.9
$153.5
$211.2
$23.6
$36.4
$151.2
$243.2
$28.5
$50.4
$164.3
$283.0
$30.4
$49.2
$203.7
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019¹

Note: Historical revenue as reported.
[1]FY2019 had Corporate and Intersegment revenue of $(0.3)M.

Reconciliation of CPH Net Income to Adj. EBITDA

($ in thousands)	Years Ended October 31, 2016	2017	2018	2019
Statement of operations information:				
Net income (loss)	**6,234**	**913**	**28,382**	**(32,487)**
Interest expense, net	19,516	22,748	21,425	36,524
Income tax (benefit) expense	4,454	3,757	(9,784)	(7,495)
Depreciation and amortization	22,310	27,154	25,623	55,365
EBITDA	**52,514**	**54,572**	**65,646**	**51,907**
Transaction expenses	3,691	4,490	7,590	15,688
Loss on debt extinguishment	644	5,161	-	16,395
Stock based compensation	-	-	281	3,619
Other (income) expense	54	(174)	(55)	(53)
Other adjustments	2,741	4,316	5,688	7,938
Adjusted EBITDA	**$59,644**	**$68,365**	**$79,150**	**$95,494**

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year 2018 and 2017 financial statements. Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

CPH's FY2019 Pro Forma Adjusted EBITDA is $109M which represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

Reconciliation of CPH Net Income to Adj. EBITDA (cont'd)

	Predecessor									Successor	S&P Combined (non-GAAP)	Successor			Predecessor	S&P Combined (non-GAAP)	Successor		
(dollars in thousands)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	November 1, 2018 through December 5, 2018	December 6, 2018 through January 31, 2019	Q1 2019	Q2 2019	Q3 2019	Q4 2019	YTD 2018	YTD 2019	Q1 2020	Q2 2020	Q3 2020
Consolidated																			
Net income (loss)	$ (6,296)	$ 2,556	$ 3,923	$ 730	$ 17,558	$ 4,610	$ 4,825	$ 1,389	$ (22,575)	$ (3,630)	$ (26,205)	$ (9,645)	$ 2,762	$ 601	$ 28,382	$ (32,487)	$ (2,746)	$ (58,968)	$ 2,981
Interest expense, net	6,386	6,095	5,456	4,811	5,087	5,126	5,477	5,735	1,644	5,592	7,236	9,318	9,843	10,127	21,425	36,524	9,503	8,765	8,364
Income tax expense (benefit)	646	592	1,822	697	(13,544)	1,211	1,701	848	(4,192)	(2,765)	(6,957)	1,572	(1,922)	(188)	(9,784)	(7,495)	(1,147)	(2,221)	(462)
Depreciation and amortizatio	6,229	5,919	6,390	8,616	6,110	6,293	6,150	7,070	2,713	8,374	11,087	12,132	16,477	15,669	25,623	55,365	15,085	15,076	14,665
EBITDA	6,965	15,162	17,591	14,854	15,211	17,240	18,153	15,042	(22,410)	7,571	(14,839)	13,377	27,160	26,209	65,646	51,907	20,695	(37,348)	25,548
Transaction expenses	5,304	-	(465)	(349)	8	1,117	1,395	5,070	14,167	-	14,167	1,282	176	63	7,590	15,688	-	-	-
Loss on debt extinguishment	-	213	279	4,669	-	-	-	-	16,395	-	16,395	-	-	-	-	16,395	-	-	-
Stock based compensation	-	-	-	-	93	94	94	-	-	-	-	361	1,625	1,633	281	3,619	1,467	1,383	1,357
Other expense (income)	(39)	(32)	(19)	(84)	(12)	(8)	(14)	(21)	(6)	(11)	(17)	(20)	(28)	12	(55)	(53)	(69)	(33)	(36)
Goodwill and intangibles impairment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	57,944	-
Other adjustments	1,172	1,108	1,051	985	1,324	(471)	2,674	2,161	1,442	-	1,442	3,234	1,627	1,635	5,688	7,938	1,741	1,569	3,169
Adjusted EBITDA	$13,402	$16,451	$18,437	$20,075	$ 16,624	$17,972	$22,302	$22,252	$ 9,588	$ 7,560	$ 17,148	$18,234	$30,560	$29,552	$ 79,150	$ 95,494	$23,834	$ 23,515	$30,038

Note: Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, contingent liability charges, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

CPH's FY2019 Pro Forma Adjusted EBITDA is $109M which represents CPH's FY 2019 Adjusted EBITDA plus Capital's pre-closing Adjusted EBITDA from November 1, 2018 through mid-May 2019.

Reconciliation of Debt to Net Debt

(in millions)	January 31, 2020	April 30, 2020	July 31, 2020	Change in Net Debt Q2 to Q3
Term loan outstanding	$ 396.9	$ 391.7	$ 386.4	$ (5.3)
Revolving loan draws outstanding	38.7	39.2	13.0	(26.2)
Less: Cash	(2.6)	(18.0)	(4.1)	13.9
Net debt	**$ 432.9**	**$ 412.8**	**$ 395.3**	**$ (17.5)**

Shares & Other Equivalents Outstanding

	Common Stock	Other Shares and Equivalents Outstanding	Total Potential Outstanding Stock[3]	Outstanding Stock for Valuation Calculations
	Outstanding Shares	Shares Underlying Convertible Securities or Subject to Vesting	Fully Diluted	Fully Diluted
Shares By Type				
Public Shares	20,143,312	-	20,143,312	20,143,312
Non-Executive Directors	221,052	-	221,052	221,052
Nuveen[1]	-	2,450,980	2,450,980	2,450,980
CPH Management & Employees (Current and Former)	2,519,184	-	2,519,184	2,519,184
PGP Investors	11,896,411	-	11,896,411	11,896,411
Argand Partners	15,477,138	-	15,477,138	15,477,138
Freely Tradeable Public Shares	**50,257,097**	**2,450,980**	**52,708,077**	**52,708,077**
CPH Management & Employees (Current and Former)	2,240,093	711,913 [2]	2,952,006	2,952,006
Shares Subject to Lock-Up	**2,240,093**	**711,913**	**2,952,006**	**2,952,006**
Outstanding Shares, Actual and Fully Diluted (Excluding Management Incentive Plan)	**52,497,190**	**3,162,893**	**55,660,083**	**55,660,083**
Shares Underlying Management Incentive Plan				
Time Based[4]	1,137,353	127,384	1,264,737	1,264,737
Performance Based ($13.00 Share Price Threshold)[4]	1,521,832	228,246	1,750,078	
Performance Based ($16.00 Share Price Threshold)[4]	1,521,832	228,246	1,750,078	
Performance Based ($19.00 Share Price Threshold)[4]	1,521,877	228,269	1,750,146	
Fully Diluted Total Outstanding Shares	**58,200,084**	**3,975,038**	**62,175,122**	**56,924,820**
Cumulative Fully Diluted Total Outstanding Shares[5]	**58,200,084**	**62,175,122**	**62,175,122**	

[1] Nuveen may elect to convert its Preferred Stock into 2,450,980 shares of Common Stock (subject to anti-dilution protection).
[2] CPH Management & Employees (Current and Former) hold i) 886,382 "in the money" options with a strike price of $0.87 (which results in a further 711,913 shares of Restricted Common Stock assuming a conversion stock price of $4.42/share based on the Treasury Stock Method), and ii) 324,073 options with a strike price of $6.09 (which results in 0 shares of Restricted Common Stock assuming a conversion stock price of $4.42/share based on the Treasury Stock Method). $4.42 is the current share price as of September 4, 2020.
[3] Excludes 13 million of outstanding out-of-the-money public warrants. Each warrant is currently exercisable for one share of Common Stock at an exercise price of $11.50/share. The Company may redeem the outstanding warrants at a price of $0.01 per warrant if the last sale price of the Common Stock equals or exceeds $18.00/share for 20 out of 30 trading days.
[4] CPH's 2018 Omnibus Incentive Plan ("Management Incentive Plan") consists of time and performance-based components. Time vesting securities will vest in five equal installments on each of December 6, 2019, December 6, 2020, December 6, 2021, December 6, 2022 and December 6, 2023. Performance based securities will vest in three installments if the Company's stock price closes at or above $13.00, $16.00 and $19.00 per share, respectively, for 30 consecutive business days. Upon the achievement of a Stock Price Target, the related tranche of securities will vest in equal increments over the first, second and third anniversaries of the date on which such Stock Price Target was achieved. If a Stock Price Target is not achieved on or before December 6, 2023, then the related tranche of securities will be forfeited. If a Stock Price Target is achieved but the related tranche of securities is not fully vested by December 6, 2023, such shares may, under certain circumstances, continue to vest after that date.
[5] Cumulative Fully Diluted Total Outstanding Shares in the "Other Shares and Equivalents Outstanding" columns represent the cumulative amount of outstanding shares of Common Stock if each of the potential events in items 1 and 2 and 4 above were to occur in the order presented.

Credit Facilities Summary at July 31, 2020

Credit Facilities	▪ $386 million Term Loan Facility[1] ▪ $13 million ABL Revolver[2]
Interest Rate	▪ Term Loan Facility: Libor + 600bps ▪ ABL Revolver: Libor + 175-225bps based on leverage levels
Tenor	▪ Term Loan Facility: 7 Years (December 6th, 2025) ▪ ABL Revolver: 5 Years (December 6th, 2023)
Term Loan Amortization	▪ 1.25% per quarter, bullet at maturity
Term Loan Call Protection	▪ N/A – expired December 6, 2019
Incremental	▪ Term Loan Facility: Unlimited at 3.5x net first lien leverage ▪ ABL Revolver: Up to $30 million
Financial Covenants	▪ Term Loan Facility: None ▪ ABL Revolver: Springing 1:1 Fixed Charge Coverage Ratio if at any time total Excess Availability is less than the greater of (i) 10% of the Line Cap, (ii) $5 million, and (iii) 12.5% of the U.K. Borrowing Base

[1] Outstanding term loan balance at July 31, 2020.
[2] The outstanding balance under the ABL was $13.0 million, available borrowing capacity was $39.4 million and cash balance was $4.1 million as of July 31, 2020.

Zero-Dividend Convertible Perpetual Preferred Stock Summary

Principal	$25 million
Tenor	Perpetual
Dividend	Zero
Offering	2,450,980 shares at $10.20 per share
Holder Conversion Right	The holder of the Preferred Stock may elect to convert its Preferred Stock into shares of Common Stock at a 1:1 ratio at any time six months after the Closing Date. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares (subject to anti-dilution protection rights afforded to the holder of the Preferred Stock)
Company Redemption Right	The Company may elect to redeem all or a portion of the Preferred Stock at its election after four years, for cash at a redemption price equal to the Liquidation Preference
Liquidation Preference	Principal investment plus an additional amount accrued at 700bps per year
Mandatory Conversion Requirement	If the volume-weighted average share price of the Company's common stock equals or exceeds $13 for more than 30 days, the Company shall have the right to require the holder of Preferred Stock to convert its Preferred Stock into Common Stock. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares (subject to anti-dilution protection rights afforded to the holder of the Preferred Stock)
Financial Covenants	None

Note: Preferred Stock is held by Nuveen. CPH valuation information throughout this presentation assumes this preferred stock instrument has been fully converted into 2,450,980 ordinary shares.


CONCRETE
PUMPING
HOLDINGS

Company

Concrete Pumping Holdings, Inc.
500 E. 84th Ave, Suite A-5
Denver, CO 80229
www.concretepumpingholdings.com

Investor Relations

Gateway Investor Relations
Cody Slach
949-574-3860
BBCP@gatewayir.com